CONSOLIDATED BALANCE SHEETS (Parenthetical) $ in Thousands	Dec. 31, 2015 USD ($) shares	Dec. 31, 2015 € / shares	Dec. 31, 2014 USD ($) shares	Dec. 31, 2014 € / shares
Trade receivables, allowance for doubtful accounts | $	$ 199		$ 215
Common shares, par value | € / shares		€ 0.01		€ 0.01
Common shares, Authorized	70,000,000		54,000,000
Common shares, Issued	51,088,077		50,007,607
Common shares, Outstanding	48,759,781		47,679,311
Treasury shares, shares	2,328,296		2,328,296